Freedman, Levy, Kroll & Simonds


                                       CONSENT OF
                             FREEDMAN, LEVY, KROLL & SIMONDS

We hereby consent to the reference to our firm under the caption "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 20 to the Form N-4 Registration Statement of Northbrook Life Insurance Company (File No.
33-35412).

                                FREEDMAN, LEVY, KROLL & SIMONDS

Washington, DC
March 1, 1999